Summarized Financial Information of Derivative Financial Instruments (Detail) - Interest Rate Swaps and Currency Swaps - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Derivative [Line Items]
Non-cash (loss)/gain from change in fair value recorded in Other, net	$ (1,503)	$ (750)	$ (1,752)
(Loss)/gain reclassified from comprehensive income (loss) to Other, net	(118)	(217)	(397)
Net cash settlement	$ (1,602)	$ (1,836)	$ (1,788)